Leases (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Leases
Operating Right-of-use assets	$ 23	$ 0
Less: Accumulated amortization	(5)	0
Right-of-use assets, net	18	0
Operating lease liabilities, current	12	0
Operating lease liabilities, non-current	6	0
Total operating lease liabilities	$ 18	$ 0
Weighted average remaining lease term (years)	1 year 6 months
Weighted average discount rate	3.60%